SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 1, 2018

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 1, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 127,019,313 and each share of common stock was entitled to one vote. The holders of 120,160,600 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of ten directors to the Board of Directors to hold office until the 2019 Annual Meeting of Stockholders;

(ii)	the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation; and

(iii)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2019 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes

Christian A. Brickman	115,390,182	1,625,778	3,144,640

Katherine Button Bell	115,721,646	1,294,314	3,144,640

Marshall E. Eisenberg	115,311,823	1,704,137	3,144,640

David W. Gibbs	115,741,551	1,274,409	3,144,640

Linda Heasley	115,756,289	1,259,671	3,144,640

Joseph C. Magnacca	115,746,476	1,269,484	3,144,640

Robert R. McMaster	115,312,426	1,703,534	3,144,640

John A. Miller	115,365,969	1,649,991	3,144,640

Susan R. Mulder	115,713,752	1,302,208	3,144,640

Edward W. Rabin	115,335,031	1,680,929	3,144,640

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes

111,561,548	5,242,509	211,903	3,144,640

Proposal 3 – Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was ratified. The results of the ratification were as follows:

For	Against	Abstain

119,499,735	516,935	143,930

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 2, 2018	By:	/s/ John Henrich
Name: John Henrich Title: Interim General Counsel and Secretary